EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-KSB for the year ended December 31, 2006 as filed with the Securities and Exchange Commission by Money Centers of America, Inc. ("Money Centers") on the date hereof (the "Report"), the undersigned, Christopher M. Wolfington, Chief Executive Officer and Jason P. Walsh, Chief Financial Officer of Money Centers, respectively, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of Money Centers.

April 17, 2007
                                       /s/  Christopher M. Wolfington
                                     -------------------------------------
                                            Christopher Wolfington
                                            Chief Executive Officer

                                       /s/  Jason P. Walsh
                                     ----------------------------------
                                            Jason P. Walsh
                                            Chief Financial Officer


         This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by Money Centers for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.

         A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Money Centers and will be retained by Money Centers and furnished to the Securities and Exchange Commission or its staff upon request.